UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2017

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Core Equity Fund

Dreyfus Floating Rate Income Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Core Equity Fund

ANNUAL REPORT August 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Core Equity Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Core Equity Fund, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
September 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, Dreyfus Core Equity Fund’s Class A shares produced a total return of 16.89%, Class C shares returned 16.09%, and Class I shares returned 17.01%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 16.22% for the same period.2

Large-cap stocks gained ground amid better-than-expected corporate earnings and improving global economic prospects. Our sector allocation and security selection strategies in the information technology, consumer discretionary, and health care sectors helped the fund’s relative performance against the benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on “blue-chip” companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies that it considers undervalued in terms of current earnings, assets, or growth prospects.

The fund may also invest in securities of foreign companies in the form of U.S.-dollar-denominated American depositary receipts (ADRs).

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3

Rising Corporate Earnings Drove Markets Higher

The Index pressed higher over the reporting period as global growth improved and market volatility moderated. Economically sensitive market sectors and more domestically oriented businesses led the market’s advance in late 2016, buoyed by rising inflation expectations and a stronger U.S. dollar. These trends reversed in early 2017 as investors gravitated towards higher-quality companies while the dollar drifted lower, and stocks with higher international exposure outpaced their more U.S.-oriented peers over the first eight months of 2017. Market uncertainty resurfaced in the spring and summer due to a lack of progress on legislative issues and the possibility of balance-sheet unwinding by the Federal Reserve Board later in the year, but stronger-than-expected corporate earnings helped limit adverse market reactions. The information technology, financials, and industrials sectors were the strongest sectors of the Index for the reporting period. The energy and telecommunication services sectors were the only two segments of the Index to register declines.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Selection and Allocation Strategies Supported Fund Results

Overweighted and selectively focused representation in the information technology sector was the largest contributor to relative performance, with overweight positions in Apple and Facebook producing the largest positive effects. Positioning within the consumer discretionary sector, which included the avoidance of retail stocks, proved beneficial, as did a lack of exposure to the interest rate-sensitive telecommunication services and real estate sectors. Security selections among health care stocks also added value, including strong returns from Intuitive Surgical and UnitedHealth Group. The largest positive contributors to the fund’s relative performance over the reporting period included Apple, Facebook, Philip Morris International, Microsoft, and JPMorgan Chase.

Factors that penalized relative results included an emphasis on the industrials sector, particularly within the aerospace and railroad industries. In the financials sector, lack of exposure to certain banks, insurance companies, and capital markets firms hampered results compared to the Index, but an overweighted allocation to the sector overall provided an ameliorative effect. Conversely, an above-market allocation to the energy sector proved detrimental. This impact, however, was mitigated by an emphasis on the major integrated oil companies within the sector. The largest detractors from returns were Occidental Petroleum, Exxon Mobil, Gilead Sciences, Novo Nordisk, and NIKE.

Focusing on Industry Leaders

Against a backdrop of structurally slower economic growth and rising uncertainty, investors have homed in on companies with strong fundamental characteristics that are capable of delivering consistent returns through diverse market conditions. The fund’s long-practiced investment strategy focuses on such companies, including large, high-quality multinationals with best-in-class business models, entrenched market positions, and highly stable revenue streams. These industry leaders have the scale and financial discipline to sustain earnings growth in a rising interest-rate environment, which we believe will have increasing appeal as central banks ease off the monetary accelerator. Furthermore, healthy balance sheets and ample free cash flows better enable these companies to maintain and grow their dividends as the cost of capital rises, offering the prospect of greater total returns over time.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels. There can be no guarantee that the fund will generate any specific level of distributions annually.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Core Equity Fund Class A shares, Class C shares and Class I shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Core Equity Fund on 8/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 8/31/17
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	10.18%	7.94%	5.33%
without sales charge	16.89%	9.23%	5.96%
Class C shares
with applicable redemption charge†	15.09%	8.44%	5.17%
without redemption	16.09%	8.44%	5.17%
Class I shares	17.01%	9.47%	6.21%
S&P 500® Index	16.22%	14.33%	7.60%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.11	$11.03	$5.79
Ending value (after expenses)	$1,088.40	$1,084.70	$1,090.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.87	$10.66	$5.60
Ending value (after expenses)	$1,018.40	$1,014.62	$1,019.66

†  Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

August 31, 2017

Description	Shares		Value ($)
Common Stocks - 98.4%
Banks - 4.6%
JPMorgan Chase & Co.	62,550		5,685,169
Wells Fargo & Co.	49,650		2,535,626
			8,220,795
Capital Goods - 1.1%
United Technologies	16,425		1,966,401
Consumer Durables & Apparel - 1.2%
NIKE, Cl. B	41,720		2,203,233
Consumer Services - 1.5%
McDonald's	17,275		2,763,482
Diversified Financials - 8.5%
American Express	35,150		3,026,415
BlackRock	10,950		4,588,159
Intercontinental Exchange	39,800		2,573,866
S&P Global	16,800		2,592,744
State Street	27,750		2,566,598
			15,347,782
Energy - 7.2%
Chevron	40,475		4,355,919
ConocoPhillips	44,975		1,963,608
Exxon Mobil	64,260		4,904,966
Occidental Petroleum	28,725		1,714,883
			12,939,376
Food & Staples Retailing - 1.1%
Walgreens Boots Alliance	25,300		2,061,950
Food, Beverage & Tobacco - 19.4%
Altria Group	91,025		5,770,985
Anheuser-Busch InBev, ADR	14,100		1,669,017
Coca-Cola	114,250		5,204,087
Constellation Brands, Cl. A	9,650		1,930,965
Nestle, ADR	53,455		4,530,846
PepsiCo	31,000		3,587,630
Philip Morris International	104,325		12,198,722
			34,892,252
Health Care Equipment & Services - 3.6%
Abbott Laboratories	53,000		2,699,820
Intuitive Surgical	1,500	[a]	1,507,005

8

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Health Care Equipment & Services - 3.6% (continued)
UnitedHealth Group	11,700		2,327,130
			6,533,955
Household & Personal Products - 3.5%
Estee Lauder, Cl. A	38,325		4,100,392
Procter & Gamble	22,825		2,106,063
			6,206,455
Insurance - 3.0%
Chubb	38,200		5,402,244
Materials - 1.6%
Praxair	21,275		2,798,513
Media - 5.6%
Comcast, Cl. A	118,350		4,806,193
Twenty-First Century Fox, Cl. A	63,325		1,747,137
Walt Disney	35,000		3,542,000
			10,095,330
Pharmaceuticals, Biotechnology & Life Sciences - 6.2%
AbbVie	37,650		2,835,045
Celgene	12,775	[a]	1,774,831
Novo Nordisk, ADR	67,775		3,227,446
Roche Holding, ADR	101,525		3,223,419
			11,060,741
Semiconductors & Semiconductor Equipment - 4.4%
ASML Holding	16,925		2,645,547
Texas Instruments	63,675		5,273,563
			7,919,110
Software & Services - 16.9%
Alphabet, Cl. C	6,780	[a]	6,368,657
Automatic Data Processing	9,260		985,912
Facebook, Cl. A	55,050	[a]	9,466,948
Microsoft	109,880		8,215,728
VeriSign	5,525	[a]	573,219
Visa, Cl. A	46,200	[b]	4,782,624
			30,393,088
Technology Hardware & Equipment - 6.0%
Apple	65,300		10,709,200
Transportation - 3.0%
Canadian Pacific Railway	18,025		2,804,690

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Transportation - 3.0% (continued)
Union Pacific	24,425		2,571,953
			5,376,643
Total Common Stocks (cost $80,934,706)			176,890,550

Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $901,337)	901,337	[c]	901,337
Total Investments (cost $81,836,043)	98.9%		177,791,887
Cash and Receivables (Net)	1.1%		1,973,083
Net Assets	100.0%		179,764,970

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At August 31, 2017, the value of the fund’s securities on loan was $4,734,798 and the value of the collateral held by the fund was $4,839,382, consisting of U.S. Government & Agency securities.

cInvestment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	19.4
Software & Services	16.9
Diversified Financials	8.5
Energy	7.2
Pharmaceuticals, Biotechnology & Life Sciences	6.2
Technology Hardware & Equipment	6.0
Media	5.6
Banks	4.6
Semiconductors & Semiconductor Equipment	4.4
Health Care Equipment & Services	3.6
Household & Personal Products	3.5
Insurance	3.0
Transportation	3.0
Materials	1.6
Consumer Services	1.5
Consumer Durables & Apparel	1.2
Food & Staples Retailing	1.1
Capital Goods	1.1
Money Market Investment	.5
98.9

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Value 8/31/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	443,916	9,217,731	9,661,647	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,782,566	36,565,557	37,446,786	901,337.5		9,956
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	36,098,741	36,098,741	-	-	-
Total	2,226,482	81,882,029	83,207,174	901,337.5		9,956

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,734,798)—Note 1(b):
Unaffiliated issuers	80,934,706	176,890,550
Affiliated issuers	901,337	901,337
Receivable for investment securities sold		1,915,481
Dividends and securities lending income receivable		429,328
Receivable for shares of Common Stock subscribed		8,604
		180,145,300
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		235,424
Cash overdraft due to Custodian		60,094
Payable for shares of Common Stock redeemed		81,638
Accrued expenses		3,174
		380,330
Net Assets ($)		179,764,970
Composition of Net Assets ($):
Paid-in capital		59,066,862
Accumulated undistributed investment income—net		131,937
Accumulated net realized gain (loss) on investments		24,610,327
Accumulated net unrealized appreciation (depreciation) on investments		95,955,844
Net Assets ($)		179,764,970

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	78,096,451	62,499,643	39,168,876
Shares Outstanding	4,071,376	3,345,672	1,984,868
Net Asset Value Per Share ($)	19.18	18.68	19.73

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended August 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $67,251 foreign taxes withheld at source):
Unaffiliated issuers	4,173,487
Affiliated issuers	9,956
Income from securities lending—Note 1(b)	7,966
Total Income	4,191,409
Expenses:
Management fee—Note 3(a)	2,056,842
Distribution/Service Plan fees—Note 3(b)	938,271
Directors’ fees—Note 3(a,c)	16,535
Loan commitment fees—Note 2	4,218
Total Expenses	3,015,866
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(16,535)
Net Expenses	2,999,331
Investment Income—Net	1,192,078
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	27,845,577
Net unrealized appreciation (depreciation) on investments	(1,087,266)
Net Realized and Unrealized Gain (Loss) on Investments	26,758,311
Net Increase in Net Assets Resulting from Operations	27,950,389

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2017	2016
Operations ($):
Investment income—net	1,192,078	1,937,045
Net realized gain (loss) on investments	27,845,577	22,650,297
Net unrealized appreciation (depreciation) on investments	(1,087,266)	(3,156,643)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,950,389	21,430,699
Distributions to Shareholders from ($):
Investment income—net:
Class A	(706,371)	(1,039,120)
Class C	(150,621)	(496,651)
Class I	(447,314)	(703,687)
Net realized gain on investments:
Class A	(9,198,709)	(12,546,421)
Class C	(10,379,880)	(15,041,329)
Class I	(4,672,850)	(7,217,544)
Total Distributions	(25,555,745)	(37,044,752)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	10,434,931	5,260,014
Class C	6,915,147	9,379,891
Class I	16,736,502	10,172,399
Distributions reinvested:
Class A	7,922,268	10,842,835
Class C	5,148,751	7,299,775
Class I	3,286,416	5,340,089
Cost of shares redeemed:
Class A	(18,308,853)	(23,575,399)
Class C	(39,067,988)	(29,047,892)
Class I	(21,741,390)	(28,808,451)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(28,674,216)	(33,136,739)
Total Increase (Decrease) in Net Assets	(26,279,572)	(48,750,792)
Net Assets ($):
Beginning of Period	206,044,542	254,795,334
End of Period	179,764,970	206,044,542
Undistributed investment income—net	131,937	244,165
Capital Share Transactions (Shares):
Class A
Shares sold	572,555	278,971
Shares issued for distributions reinvested	486,015	585,911
Shares redeemed	(1,021,107)	(1,259,246)
Net Increase (Decrease) in Shares Outstanding	37,463	(394,364)
Class C
Shares sold	428,604	518,402
Shares issued for distributions reinvested	325,581	403,745
Shares redeemed	(2,209,753)	(1,576,547)
Net Increase (Decrease) in Shares Outstanding	(1,455,568)	(654,400)
Class I
Shares sold	912,389	534,340
Shares issued for distributions reinvested	195,856	281,471
Shares redeemed	(1,184,343)	(1,494,359)
Net Increase (Decrease) in Shares Outstanding	(76,098)	(678,548)

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	19.01	20.27	23.04	19.66	18.54
Investment Operations:
Investment income—net[a]	.16	.21	.26	.26	.30
Net realized and unrealized gain (loss) on investments	2.58	1.71	(1.67)	3.67	1.09
Total from Investment Operations	2.74	1.92	(1.41)	3.93	1.39
Distributions:
Dividends from investment income—net	(.18)	(.24)	(.26)	(.29)	(.27)
Dividends from net realized gain on investments	(2.39)	(2.94)	(1.10)	(.26)	-
Total Distributions	(2.57)	(3.18)	(1.36)	(.55)	(.27)
Net asset value, end of period	19.18	19.01	20.27	23.04	19.66
Total Return (%)[b]	16.89	10.07	(6.60)	20.28	7.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets	.88	1.13	1.18	1.21	1.53
Portfolio Turnover Rate	2.89	4.06	10.31	.62	7.63
Net Assets, end of period ($ x 1,000)	78,096	76,704	89,744	131,033	176,742

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended August 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	18.56	19.85	22.58	19.28	18.19
Investment Operations:
Investment income—net[a]	.03	.07	.09	.10	.15
Net realized and unrealized gain (loss) on investments	2.51	1.68	(1.63)	3.59	1.08
Total from Investment Operations	2.54	1.75	(1.54)	3.69	1.23
Distributions:
Dividends from investment income—net	(.03)	(.10)	(.09)	(.13)	(.14)
Dividends from net realized gain on investments	(2.39)	(2.94)	(1.10)	(.26)	-
Total Distributions	(2.42)	(3.04)	(1.19)	(.39)	(.14)
Net asset value, end of period	18.68	18.56	19.85	22.58	19.28
Total Return (%)[b]	16.09	9.27	(7.31)	19.35	6.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses to average net assets	2.10	2.10	2.10	2.10	2.10
Ratio of net investment income to average net assets	.14	.38	.43	.46	.78
Portfolio Turnover Rate	2.89	4.06	10.31	.62	7.63
Net Assets, end of period ($ x 1,000)	62,500	89,127	108,287	140,690	147,544

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	19.51	20.72	23.53	20.07	18.92
Investment Operations:
Investment income—net[a]	.21	.27	.33	.32	.35
Net realized and unrealized gain (loss) on investments	2.62	1.75	(1.72)	3.74	1.12
Total from Investment Operations	2.83	2.02	(1.39)	4.06	1.47
Distributions:
Dividends from investment income—net	(.22)	(.29)	(.32)	(.34)	(.32)
Dividends from net realized gain on investments	(2.39)	(2.94)	(1.10)	(.26)	-
Total Distributions	(2.61)	(3.23)	(1.42)	(.60)	(.32)
Net asset value, end of period	19.73	19.51	20.72	23.53	20.07
Total Return (%)	17.01	10.39	(6.39)	20.56	7.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.11	1.11	1.11	1.11
Ratio of net expenses to average net assets	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets	1.14	1.38	1.43	1.45	1.78
Portfolio Turnover Rate	2.89	4.06	10.31	.62	7.63
Net Assets, end of period ($ x 1,000)	39,169	40,213	56,764	83,389	73,915

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”), serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 500 million to 600 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of August 31, 2017 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	158,789,585	-	-	158,789,585
Equity Securities - Foreign Common Stocks†	18,100,965	-	-	18,100,965
Registered Investment Company	901,337	-	-	901,337

† See Statement of Investments for additional detailed categorizations.

At August 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights

22

against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2017, The Bank of New York Mellon earned $1,532 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $273,526, undistributed capital gains $24,469,907 and unrealized appreciation $95,954,675.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2017 and August 31, 2016 were as follows: ordinary income $1,330,685 and $2,318,695, and long-term capital gains $24,225,060 and $34,726,057, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended August 31, 2017, fees reimbursed by Dreyfus amount to $16,535.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended August 31, 2017, the Distributor retained $3,016 from commissions earned on sales of the fund’s Class A shares and $168 from CDSCs on redemption of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily

24

intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2017, Class A and Class C shares were charged $184,494 and $565,333, respectively, pursuant to their Distribution Plans. During the period ended August 31, 2017, Class C shares were charged $188,444 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $168,213, Distribution Plans fees $56,556 and Service Plan fees $13,351, which are offset against an expense reimbursement currently in effect in the amount of $2,696.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2017, amounted to $5,333,178 and $59,504,197, respectively.

At August 31, 2017, the cost of investments for federal income tax purposes was $81,837,212; accordingly, accumulated net unrealized appreciation on investments was $95,954,675, consisting of $96,395,940 gross unrealized appreciation and $441,265 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Core Equity Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and investments in affiliated issuers, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Core Equity Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2017

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $1,330,685 as ordinary income dividends paid during the fiscal year ended August 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund reports the maximum amount allowable but not less than $2.3877 per share as a capital gain dividend paid on December 1, 2016 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0026 as a short-term capital gain dividend paid on December 1, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 26-27, 2017, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial

28

statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or the Sub-Adviser the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median, and above the Performance Universe. Representatives of Dreyfus and the Subadviser stated that the fund’s recent performance had improved, noting that the fund’s total return performance for the three- and six- month periods ended June 30, 2017 ranked in the first quartile in the fund’s Broadridge category. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board took into consideration that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and the fund’s total expenses were above the Expense Group and Expense Universe medians. The Board also considered that the fund appeared to be the only unitary fee fund in the Expense Group.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not by the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board considered the fund’s improved total return performance, accepting as contributing to the better performance the analytical tools introduced by Dreyfus and applied by the Subadviser.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had

30

been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements through April 4, 2018.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 130

———————

Francine J. Bovich (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

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Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 83

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 130 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

34

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

Dreyfus Core Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DLTSX Class C: DPECX Class I: DPERX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0047AR0817

Dreyfus Floating Rate Income Fund

ANNUAL REPORT August 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Floating Rate Income Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Floating Rate Income Fund, covering the 12-month period from September 1, 2016 through August 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered over the first eight months of 2017 when it became clearer that major tax and fiscal reforms would take time and political capital to enact. Stocks continued to rally, led by large growth-oriented companies, as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
September 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2016 through August 31, 2017, as provided by the fund’s primary portfolio managers, Kevin Cronk and Chris Barris of Alcentra NY, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2017, Dreyfus Floating Rate Income Fund’s Class A shares produced a total return of 4.14%, Class C shares returned 3.38%, Class I shares returned 4.47%, and Class Y shares returned 4.51%.1 The fund’s benchmark, The S&P/LSTA U.S. Leveraged Loan Index (the “Index”), produced a total return of 5.80% for the same period.2

Floating-rate loans produced solidly positive total returns amid expectations of rising interest rates, stronger economic growth, and improving business conditions. The fund underperformed the Index, primarily due to its cautious loan allocation strategy early in the reporting period.

As of May 24, 2017, Kevin Cronk became a co-primary portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating-rate loans and other floating-rate securities. These investments effectively should enable the fund to achieve a floating rate of income. The fund currently intends to invest principally in floating-rate loans and other floating-rate securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom-up research process that incorporates a macroeconomic overlay. We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries, and structures while seeking to mitigate credit risk. Fundamental analysis is complemented by our macroeconomic outlook as it relates to observed default trends, performance drivers, and capital market liquidity. We seek to mitigate credit risk through a disciplined approach to credit investment selection and evaluation.

Economic and Political Developments Drove Loan Markets

Longer-term interest rates rose sharply in the weeks following the U.S. presidential election in November 2016, causing yields of floating-rate notes to reset at higher levels. Rates increased in response to expectations that a new presidential administration’s more business-friendly regulatory, tax, and fiscal policies would boost U.S. economic growth and inflationary pressures. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in short-term interest rates in December 2016.

Meanwhile, evidence of stronger global economic growth in overseas markets prompted a gradual move among central banks away from the aggressively accommodative monetary policies of the past few years. In the United States, short-term interest rates continued to rise when the Fed implemented two more increases in the overnight federal funds rate over the first half of 2017. In contrast, long-term U.S. interest rates moderated, giving back some, but not all, of the post-election spike when inflationary pressures remained muted and investors came to realize that some government policy reforms were far from certain. Meanwhile, corporate-backed instruments, including floating-rate loans, generally continued to benefit in an environment of rising corporate earnings.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Allocation Strategy Dampened Relative Results

The fund’s performance compared to the Index was constrained by its relatively conservative loan allocation strategy in the final months of 2016, when we maintained underweighted exposure to lower-rated notes. We were especially cautious with regard to loans to energy producers and metals-and-mining companies that had been hurt by volatile swings in commodity prices. However, many of these loans rebounded from previously depressed levels later in the reporting period. More recently, the fund struggled to a degree with relatively heavy exposure to loans to health care companies and credit selection shortfalls among homebuilders.

As the outlook for the U.S. economy improved, we increased the fund’s allocation to energy and materials producers, which helped boost the fund’s relative performance over the second half of the reporting period. The fund further benefited from underweighted exposure and strong credit selections among retailers, many of which faced intensifying competition from online sellers. Overweighted exposure to service providers and chemical producers also proved beneficial, as did the fund’s holdings of high yield corporate bonds.

Positioned for Continued Economic Growth

The U.S. economy has continued to expand, and many analysts expect slow-to-moderate growth to persist over the months ahead. Inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes and balance-sheet normalization from the Fed as it moves toward a less stimulative monetary policy. On the other hand, we believe that technical conditions in the leveraged loan market remain favorable due to generally robust investor demand stemming from expectations of rising interest rates.

Therefore, we have adopted a generally constructive investment posture. In light of improved underlying business fundamentals for many corporate borrowers, we have increased the fund’s holdings of higher-yielding B-rated loans and reduced its holdings of BB-rated loans. We also have maintained the fund’s positions in high yield bonds for liquidity purposes. In our judgment, these are prudent strategies as market conditions evolve.

September 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through January 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. – The S&P/LSTA U.S. Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in any index.

Floating-rate loans are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The risks of an investment in a collateralized loan obligation (CLO) depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CLO securities as an asset class.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Floating Rate Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the S&P/LSTA U.S. Leveraged Loan Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Floating Rate Income Fund on 9/27/13 (inception date) to a $10,000 investment made in the Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 8/31/17
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (2.50%)	9/27/13	1.54%	2.15%
without sales charge	9/27/13	4.14%	2.80%
Class C shares
with applicable redemption charge†	9/27/13	2.38%	2.03%
without redemption	9/27/13	3.38%	2.03%
Class I shares	9/27/13	4.47%	3.08%
Class Y shares	9/27/13	4.51%	3.10%
S&P/LSTA U.S. Leveraged Loan Index	9/30/13	5.80%	3.85%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index on 9/30/13 is used as the beginning value on 9/27/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Floating Rate Income Fund from March 1, 2017 to August 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.07	$8.96	$3.91	$3.71
Ending value (after expenses)	$1,012.20	$1,008.30	$1,013.80	$1,013.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.09	$9.00	$3.92	$3.72
Ending value (after expenses)	$1,020.16	$1,016.28	$1,021.32	$1,021.53

†  Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.77% for Class C, .77% for Class I and .73% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
August 31, 2017

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 8.0%
Automotive - .7%
Federal Mogul, Sr. Scd. Bonds, EURIBOR + 4.88%	EUR	4.88	4/15/24	3,600,000	b	4,232,899
IHO Verwaltungs, Sr. Scd. Bonds		4.13	9/15/21	2,000,000	c	2,032,500
					6,265,399
Building & Development - .2%
William Lyon Homes, Gtd. Notes		5.88	1/31/25	2,000,000		2,060,000
Cable & Satellite Television - 1.1%
Altice Financing, Sr. Scd. Notes		6.63	2/15/23	2,550,000	[c]	2,703,000
Cablevision Systems, Sr. Unscd. Notes		7.75	4/15/18	1,200,000		1,239,000
GLP Capital, Gtd. Notes		4.88	11/1/20	1,200,000		1,272,000
Numericable-SFR, Sr. Scd. Bonds		6.00	5/15/22	4,825,000	[c]	5,072,281
					10,286,281
Chemicals & Plastics - .6%
ARD Finance, Sr. Scd. Notes		7.13	9/15/23	3,000,000		3,187,500
Chemours, Gtd. Notes		7.00	5/15/25	2,000,000		2,215,000
					5,402,500
Collateralized Loan Obligations - 1.0%
Arrowpoint, Ser. 2015-4A, Cl. D, LIBOR + 4.50%		5.66	4/18/27	2,000,000	[b,c]	2,026,135
Highbridge Loan Management, Ser. 6A-2015, Cl. E2, LIBOR + 6.23%		7.40	5/5/27	1,000,000	[b,c]	1,000,598
Neuberger Berman, Ser. 2016-21A, Cl. D, LIBOR + 4.95%		6.11	4/20/27	1,500,000	[b,c]	1,514,121
Octagon Investment Partners 27, Ser. 2016-1A, Cl. E, LIBOR + 7.10%		8.26	7/15/27	750,000	[b,c]	757,548
Sound Point Clo XII, Ser. 2016-2A, Cl. E, LIBOR + 6.40%		7.56	10/20/28	2,000,000	[b,c]	2,007,388
York, Ser. 2014-1A, Cl. E, LIBOR + 5.45%		6.60	1/22/27	1,500,000	[b,c]	1,444,665
					8,750,455
Electronics & Electrical Equipment - .3%
Diamond 1 Finance, Sr. Scd. Notes		4.42	6/15/21	2,200,000	[c]	2,320,243
Financial Intermediaries - 1.0%
Ladder Capital Finance Holdings, Sr. Unscd. Notes		5.25	3/15/22	2,475,000	[c]	2,555,437
Quicken Loans, Gtd. Notes		5.75	5/1/25	2,000,000	[c]	2,105,000
VHF Parent, Scd. Notes		6.75	6/15/22	4,250,000	[c]	4,420,000
					9,080,437

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 8.0% (continued)
Health Care - .3%
HCA, Sr. Scd. Notes	3.75	3/15/19	375,000		382,500
Valeant Pharmaceuticals International, Gtd. Notes	6.75	8/15/21	1,300,000	[c]	1,251,250
Valeant Pharmaceuticals International, Sr. Scd. Notes	6.50	3/15/22	800,000	[c]	841,000
				2,474,750
Lodging & Casinos - .7%
International Game Technology, Sr. Scd. Notes	6.50	2/15/25	2,000,000	[c]	2,255,000
MGM Resorts International, Gtd. Notes	6.63	12/15/21	1,000,000		1,125,000
Scientific Games International, Gtd. Notes	10.00	12/1/22	3,000,000		3,348,750
				6,728,750
Oil & Gas - .4%
CVR Refining/Coffeyville Finance, Gtd. Notes	6.50	11/1/22	1,860,000		1,892,550
Extraction Oil & Gas, Gtd. Notes	7.38	5/15/24	2,225,000	[c]	2,247,250
				4,139,800
Publishing - .3%
Sirius XM Radio, Gtd. Notes	3.88	8/1/22	3,000,000	[c]	3,067,500
Radio & Television - .5%
DISH DBS, Gtd. Notes	5.13	5/1/20	4,000,000		4,220,000
Telecommunications - .9%
Sprint, Gtd. Notes	7.88	9/15/23	5,200,000		5,954,676
Sprint Capital, Gtd. Notes	6.88	11/15/28	1,800,000		1,984,500
				7,939,176
Total Bonds and Notes (cost $70,224,970)			72,735,291

Floating Rate Loan Interests - 84.3%
Aerospace & Defense - 1.3%
American Airlines, Term B Loan, LIBOR + 2.50%	3.77	12/9/23	1,727,500	[b]	1,734,790
Engility, Tranche B-1 Term Loan, LIBOR + 2.75%	4.06	8/4/20	300,625	[b]	302,286
Engility, Tranche B-2 Term Loan, LIBOR + 3.25%	4.56	8/4/23	313,787	[b]	316,664
SI Organization, First Lien Initial Term Loan, LIBOR + 4.75%	6.02	11/23/19	1,428,689	[b]	1,438,961
TransDigm, Tranche F Term Loan, LIBOR + 3.00%	4.30	6/9/23	6,703,573	[b]	6,722,645

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	a	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Aerospace & Defense - 1.3% (continued)
US Security Associates Holdings, Initial Term Loan, LIBOR + 4.00%		5.31	6/21/23	1,538,375	[b]	1,549,921
					12,065,267
Automotive - 3.6%
American Tire Distributors, Initial Term Loan, LIBOR + 4.25%		5.55	9/24/21	4,877,899	[b]	4,922,874
CH Hold Corp, First Lien Term Loan, LIBOR + 3.00%		4.31	2/1/24	226,705	[b]	228,026
CH Hold Corp, Second Lien Term Loan, LIBOR + 7.25%		8.56	1/26/22	175,000	[b]	179,375
Dealer Tire, Term Loan, LIBOR + 3.75%		5.06	12/22/21	1,462,697	[b]	1,479,152
FPC Holdings, First Lien Initial Term Loan, LIBOR + 4.00%		5.31	11/19/19	3,812,478	[b]	3,767,986
FPC Holdings, Second Lien Initial Term Loan, LIBOR + 8.00%		9.32	5/19/20	1,309,719	[b]	1,250,782
Gates Global, Initial B-1 Dollar Term Loan, LIBOR + 3.25%		4.56	4/1/24	5,071,497	[b]	5,096,855
Innovative XCessories & Services, Term Loan, LIBOR + 4.75%		6.07	11/23/22	4,039,875	[b]	4,095,423
Lumileds Holding, Term Loan B, LIBOR + 4.50%		5.50	3/15/24	5,600,000	[b]	5,647,264
TI Group Automotive Systems, Term Loan, LIBOR + 2.75%		4.06	6/30/22	3,512,748	[b]	3,524,446
US Farathane, Term B-3 Loan, LIBOR + 4.00%		5.31	12/23/21	2,383,944	[b]	2,404,803
					32,596,986
Building & Development - 3.0%
American Builders & Contractors Supply Co., Term B-1 Loan, LIBOR + 2.50%		3.81	10/31/23	648,375	[b]	650,434
Beacon Roofing Supply, Initial Term Loan, LIBOR + 2.75%		4.02	10/1/22	1,984,848	[b]	1,994,366
C.H.I. Overhead Doors, First Lien Initial Term Loan, LIBOR + 3.25%		4.57	7/29/22	3,428,526	[b]	3,426,400
Capital Automotive, Tranche B Term Loan, LIBOR + 6.00%		7.29	3/21/25	2,431,943	[b]	2,467,669
Capital Automotive, Tranche B-2 Term Loan, LIBOR + 3.00%		4.29	3/21/24	4,612,752	[b]	4,645,710
Foncia Groupe, Tranche B Senior Facility Term Loan, EURIBOR + 3.50%	EUR	4.25	9/7/23	1,482,447	[b]	1,777,324
Forterra Finance, Replacement Term Loan, LIBOR + 3.00%		4.31	10/25/23	3,156,728	[b]	2,651,667
GEO Group, Term Loan, LIBOR + 2.25%		3.55	3/15/24	1,047,375	[b]	1,050,868
Jeld-Wen, Term B-3 Loan, LIBOR + 3.00%		4.32	7/1/22	2,109,510	[b]	2,125,331
Quikrete Holdings, Tranche B Term Loan, LIBOR + 2.75%		4.07	11/3/23	2,189,000	[b]	2,181,207

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	a	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Building & Development - 3.0% (continued)
SRS Distribution, Tranche B-1 Term Loan, LIBOR + 3.25%		4.55	8/25/22	3,270,457	[b]	3,286,809
Ventia Deco, 2017 Refinancing Term B Loan, LIBOR + 3.50%		4.80	5/21/22	999,159	[b]	1,004,155
					27,261,940
Business Equipment & Services - 10.0%
AlixPartners, 2017 Refinancing Term Loan, LIBOR + 3.00%		4.30	3/28/24	3,145,062	[b]	3,166,244
Allied Universal Holdco, 2017 Incremental Amendment Delayed Draw Term Loan, LIBOR + 3.75%		5.06	7/28/22	3,070,000	[b,d]	3,070,000
Allied Universal Holdco, First Lien Initial Term Loan, LIBOR + 3.75%		5.06	7/28/22	3,880,567	[b]	3,885,903
Almonde, First Lien Dollar Term Loan, LIBOR + 3.50%		4.74	4/26/24	3,500,000	[b]	3,521,507
Almonde, First Lien Euro Term Loan, EURIBOR + 3.25%	EUR	4.25	4/26/24	1,000,000	[b]	1,207,007
Almonde, Second Lien US Term Loan, LIBOR + 7.25%		8.52	4/28/25	2,662,500	[b]	2,719,078
Americold Realty Operating Partnership, Initial Term Loan, LIBOR + 3.75%		5.06	12/1/22	617,125	[b]	625,225
Ascend Learning, Initial Term Loan, LIBOR + 3.25%		4.55	7/29/24	4,375,000	[b]	4,405,078
ATS Consolidated, First Lien Initial Term Loan, LIBOR + 4.50%		5.82	5/24/24	2,625,000	[b]	2,644,687
BMC Software Finance, Initial B-1 US Term Loans, LIBOR + 4.00%		5.30	9/10/22	6,001,253	[b]	6,034,200
Camelot Finance, New Term Loan, LIBOR + 3.50%		4.80	10/3/23	992,513	[b]	998,716
Cast & Crew Entertainment Services, Term B1 Loan, LIBOR + 3.50%		4.81	8/12/22	643,492	[b]	647,111
CH Hold Corp, Delayed Draw Term Loan, LIBOR + 3.00%		4.31	2/1/24	21,212	[b]	21,336
Constellis Holdings, First Lien Term Loan, LIBOR + 5.00%		6.31	4/18/24	5,350,000	[b]	5,319,906
DTZ US Borrower, First Lien Term Loan, LIBOR + 3.25%		4.50	11/4/21	2,431,573	[b]	2,439,829
Electro Rent Corporation, Tranche B Term Loan, LIBOR + 5.00%		6.31	1/23/24	3,009,875	[b]	3,043,736
GCA Services Group, Term Loan, LIBOR + 4.75%		6.05	2/22/23	2,928,062	[b]	2,942,703
Genesys Telecommunications Laboratories, Tranche B-2 Dollar Term Loan, LIBOR + 3.75%		5.06	12/1/23	5,395,684	[b]	5,435,180
Hyland Software, First Lien Term Loan, LIBOR + 3.25%		4.57	7/1/22	3,067,937	[b]	3,100,059

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Business Equipment & Services - 10.0% (continued)
Hyland Software, Second Lien Term Loan, LIBOR + 7.00%	8.30	5/31/25	1,000,000	b	1,021,250
Kronos, Refinancing Initial Term Loan, LIBOR + 3.50%	4.81	11/1/23	3,432,772	b	3,466,567
Mitchell International, First Lien Initial Term Loan, LIBOR + 3.50%	4.79	10/1/20	3,035,905	b	3,050,326
Mitchell International, Second Lien Initial Term Loan, LIBOR + 7.50%	8.80	10/11/21	500,000	b	505,625
PGX Holdings, First Lien Term B Loan, LIBOR + 5.25%	6.05	9/24/20	2,792,338	b	2,800,198
Pike, First Lien Initial Term Loan, LIBOR + 3.75%	4.99	3/1/24	2,743,125	b	2,773,999
Press Ganey Holdings, Initial Loan (Second Lien), LIBOR + 7.25%	8.48	9/30/24	600,000	b	614,250
Press Ganey Holdings, Term Loan, LIBOR + 3.25%	4.56	9/29/23	2,238,750	b	2,251,343
Prime Security Services Borrower, Tranche B Term Loan, LIBOR + 2.75%	4.05	5/2/22	3,633,394	b	3,656,393
Primeline Utility Services, Initial Term Loan, LIBOR + 5.50%	6.81	11/14/22	4,272,539	b	4,272,539
SAI Global CIS, First Lien Initial Term Loan, LIBOR + 4.50%	5.80	12/6/23	472,625	[b]	479,714
ServiceMaster Company, Tranche B Term Loan, LIBOR + 2.50%	3.81	11/3/23	2,388,000	[b]	2,394,567
TKC Holdings, First Lien Initial Term Loan, LIBOR + 4.25%	5.56	1/31/23	4,623,412	[b]	4,648,703
TKC Holdings, Second Lien Term Loan, LIBOR + 8.00%	9.32	1/31/24	1,575,000	[b]	1,582,088
Travel Leaders Group, Term Loan B, LIBOR + 4.50%	5.81	1/25/24	698,250	[b]	705,233
UOS, Initial Term Loan, LIBOR + 5.50%	6.80	4/7/23	900,000	[b]	920,255
USIC Holdings, Repricing Term Loan, LIBOR + 3.50%	4.77	12/8/23	597,000	[b]	600,236
				90,970,791
Cable & Satellite Television - 3.3%
Atlantic Broadband, Term Loan, LIBOR + 2.38%	3.65	8/9/24	4,600,000	[b]	4,577,414
Charter Communications Operating, Tranche E-1 Term Loan, LIBOR + 2.00%	3.31	7/1/20	1,964,207	[b]	1,972,310
Charter Communications Operating, Tranche H-1 Term Loan, LIBOR + 2.00%	3.29	8/24/21	493,750	[b]	495,851
Charter Communications Operating, Tranche I-1 Term Loan, LIBOR + 2.25%	3.54	1/15/24	1,012,188	[b]	1,018,018
CSC Holdings, 2017 Refinancing Term Loan, LIBOR + 2.25%	3.52	7/15/25	1,243,758	[b]	1,237,931

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	a	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Cable & Satellite Television - 3.3% (continued)
Mediacom Illinois, Tranche K Term Loan, LIBOR + 2.25%		3.56	1/19/24	2,094,750	[b]	2,104,344
Radiate Holdco, Term Loan, LIBOR + 3.00%		4.31	12/9/23	4,438,875	[b]	4,387,384
SFR Group, Term Loan, LIBOR + 3.25%		4.56	1/14/25	5,455,134	[b]	5,483,392
Virgin Media Finance, Facility I Term Loan, LIBOR + 2.75%		4.04	1/31/25	2,300,000	[b]	2,307,820
WideOpenWest Finance, Refinancing Term B Loan, LIBOR + 3.25%		4.56	8/18/23	6,425,000	[b]	6,422,591
					30,007,055
Chemicals & Plastics - 6.2%
AgroFresh, Term Loan, LIBOR + 4.75%		6.06	7/31/21	1,915,789	[b]	1,908,605
Allnex, Tranche B-2 Term Loan, LIBOR + 3.25%		5.00	6/2/23	2,520,750	[b]	2,530,203
Allnex, Tranche B-3 Term Loan, LIBOR + 3.25%		5.00	4/17/23	1,899,109	[b]	1,906,230
Berry Plastics, Term M Loan, LIBOR + 2.25%		3.56	10/1/22	3,487,844	[b]	3,493,738
Chemours, New Term Loan B, LIBOR + 2.50%		3.80	3/12/22	1,953,027	[b]	1,961,572
Colouroz Midco, Second Lien Term Loan, LIBOR + 7.25%		8.25	9/5/22	673,301	[b]	659,272
Cyanco Intermediate, Initial Term Loan, LIBOR + 4.50%		5.81	5/1/20	2,055,925	[b]	2,064,919
Duke Finance, First Lien Term Loan B, LIBOR + 4.25%		5.56	2/21/24	5,615,451	[b]	5,654,057
Huntsman International, Term B Loan, LIBOR + 3.00%		4.31	4/1/23	663,084	[b]	667,434
Ineos Styrolution US Holding, 2024 Dollar Term Loan, LIBOR + 2.75%		4.05	3/29/24	932,001	[b]	936,666
KIK Custom Products, Initial Term Loan, LIBOR + 5.00%		5.81	8/26/22	3,500,000	[b]	3,534,650
Kraton Polymers, Term Loan, LIBOR + 3.00%		5.31	1/6/22	1,026,677	[b]	1,037,483
Macdermid, Tranche B-5 Term Loan, LIBOR + 3.50%		4.82	6/7/20	1,339,210	[b]	1,350,513
Methanol Holdings, Initial Term Loan, LIBOR + 3.50%		4.80	6/16/22	3,134,010	[b]	3,157,515
Omnova Solutions, Tranche B-2 Term Loan, LIBOR + 4.25%		5.57	8/17/23	6,351,779	[b]	6,415,296
Orion Engineered Carbons, Initial Euro Term Loan, EURIBOR + 2.75%	EUR	3.75	7/25/21	726,827	[b]	876,770
Road Infrastructure Investment Holdings, First Lien Term Loan, LIBOR + 3.50%		4.81	6/9/23	2,853,438	[b]	2,870,672
Solenis International, First Lien Term Loan, LIBOR + 3.25%		4.56	7/31/21	503,183	[b]	505,384
Solenis International, Initial Euro Term Loan, EURIBOR + 3.50%	EUR	4.50	7/2/21	1,458,750	[b]	1,760,444

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Chemicals & Plastics - 6.2% (continued)
Solenis International, Second Lien Initial Term Loan, LIBOR + 6.75%		8.06	7/2/22	2,250,000	[b]	2,259,844
Trinseo Materials Operating, Term Loan B, LIBOR + 3.25%		4.56	11/5/21	2,210,526	[b]	2,217,898
Tronox Pigments, New Term Loan, LIBOR + 3.50%		4.81	3/19/20	2,603,561	[b]	2,611,906
Univar USA, Tranche B-2 Term Loan, LIBOR + 2.75%		4.06	7/1/22	4,086,097	[b]	4,099,520
Venator Materials, Initial Term Loan, LIBOR + 3.00%		4.31	6/28/24	2,300,000	[b]	2,315,099
					56,795,690
Clothing/Textiles - .8%
ABG Intermediate Holdings 2, Term B-1 Loan, LIBOR + 4.00%		5.31	5/27/21	3,468,769	[b]	3,494,785
Oak Parent, Term Loan, PRIME + 3.50%		5.81	10/26/23	2,254,177	[b]	2,231,635
Varsity Brands, Term Loan, PRIME + 2.50%		5.00	12/10/21	1,803,750	[b]	1,817,278
					7,543,698
Conglomerates - .1%
Columbus McKinnon Corporation, Initial Term Loan, LIBOR + 3.00%		4.00	1/19/24	591,836	[b]	595,165
Containers & Glass Products - 2.7%
BWAY Corp, Initial Term Loan, LIBOR + 3.25%		4.55	4/3/24	5,650,000	[b]	5,663,673
Dunn Paper, First Lien Initial Term Loan, LIBOR + 4.75%		5.75	9/28/22	756,848	[b]	766,308
Fort Dearborn Holding Company , Tranche B Term Loan, LIBOR + 4.00%		5.00	10/6/23	2,271,375	[b]	2,288,410
Kloeckner Pentaplast of America, Euro Term Loan, EURIBOR + 4.75%	EUR	4.75	6/29/22	5,586,881	[b]	6,564,629
Reynolds Group Holdings, Incremental Term Loan, LIBOR + 3.00%		4.31	2/4/23	5,025,388	[b]	5,035,716
TricorBraun Holdings, Delayed Draw Term Loan, LIBOR + 3.75%		5.07	11/30/23	422,940	[b,d]	426,746
TricorBraun Holdings, Term Loan, LIBOR + 3.75%		5.07	11/29/23	4,208,248	[b]	4,246,123
					24,991,605
Cosmetics/Toiletries - .6%
Prestige Brands, Tranche B-4 Term Loan, LIBOR + 2.75%		4.06	1/20/24	3,124,982	[b]	3,135,717
Revlon Consumer Products, Initial Term B Loan, LIBOR + 3.50%		4.82	7/21/23	2,807,748	[b]	2,528,475
					5,664,192
Ecological Services & Equipment - 1.2%
Advanced Disposal Services, Tranche B Term Loan, LIBOR + 2.75%		4.06	11/10/23	2,494,552	[b]	2,510,342
EnergySolutions, Advance Term Loan, LIBOR + 4.75%		6.06	5/22/20	2,566,685	[b]	2,614,810

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Ecological Services & Equipment - 1.2% (continued)
GFL Environmental, Tranche B Term Loan, LIBOR + 2.75%	4.05	9/27/23	1,811,313	[b]	1,820,749
Granite Acquisition, Second Lien Term B Loan, LIBOR + 7.25%	8.52	10/14/22	500,000	[b]	502,085
Granite Acquisition, Term B Loan, LIBOR + 4.00%	5.27	10/15/21	3,644,068	[b]	3,677,083
Granite Acquisition, Term B Loan, LIBOR + 4.00%	5.27	10/15/21	164,382	[b]	165,872
				11,290,941
Electronics & Electrical Equipment - 4.7%
Avast Software, Term Loan, LIBOR + 3.25%	4.25	9/30/23	5,540,379	[b]	5,581,932
Colorado Buyer, Second Lien Initial Term Loan, LIBOR + 7.25%	8.57	3/14/25	2,775,000	[b]	2,823,562
Compuware, Second Lien Term Loan, LIBOR + 8.25%	9.52	12/9/22	344,816	[b]	349,990
Compuware Corporation, Tranche B-3 Term Loan, LIBOR + 4.25%	5.56	12/15/21	4,485,490	[b]	4,541,559
Dell International, New Term B Loan, LIBOR + 2.50%	3.82	9/7/23	7,195,716	[b]	7,234,357
Oberthur Technologies Of America, Facility B-1 Term Loan, LIBOR + 3.75%	4.70	12/15/23	623,438	[b]	615,903
ON Semiconductor, 2017 New Replacement Term Loan, LIBOR + 2.25%	3.55	3/31/23	500,179	[b]	502,508
Rackspace Hosting, 2017 Refinancing Term B Loan, LIBOR + 3.00%	4.29	11/3/23	2,867,813	[b]	2,876,473
Rocket Software, First Lien Term Loan, LIBOR + 4.25%	5.55	10/11/23	3,275,250	[b]	3,316,191
Rocket Software, Second Lien Term Loan, LIBOR + 9.50%	10.80	10/11/24	575,000	[b]	577,156
RP Crown Parent, Initial Term Loan, LIBOR + 3.50%	4.80	9/22/23	7,611,401	[b]	7,682,111
Sophia, Tranche B Term Loan, LIBOR + 3.25%	4.56	9/30/22	2,790,076	[b]	2,790,940
Vantiv, Tranche B Term Loan, LIBOR + 2.50%	3.80	6/11/21	597,000	[b]	599,487
West Corporation, Tranche B-12 Refinanced Term Loan, LIBOR + 2.50%	3.78	6/17/23	2,376,045	[b]	2,379,015
West Corporation, Tranche B-14 Refinanced Term Loan, LIBOR + 2.50%	3.78	6/17/21	990,019	[b]	991,415
				42,862,599
Equipment Leasing - .5%
Neff Rentals, Second Lien Closing Date Term Loan, LIBOR + 6.25%	7.57	5/21/21	3,316,236	[b]	3,331,424
North American Lifting Holdings, First Lien Term Loan , LIBOR + 4.50%	5.82	11/26/20	1,496,129	[b]	1,403,870
				4,735,294

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Financial Intermediaries - 6.2%
Alliant Holdings I, Term Loan, LIBOR + 3.25%	4.56	7/27/22	4,979,718	[b]	4,985,943
Armor Holding II, First Lien Term Loan, LIBOR + 4.50%	5.79	6/26/20	4,004,686	[b]	4,032,218
Avolon TLB Borrower 1, Initial Term B-2 Loan, LIBOR + 2.75%	4.05	1/20/22	3,885,710	[b]	3,902,108
Citco Funding, 2017 Term Loan, LIBOR + 3.00%	4.30	3/23/22	3,192,000	[b]	3,227,910
First Data Corp, 2022D New Dollar Term Loan, LIBOR + 2.25%	3.50	7/8/22	3,633,245	[b]	3,634,008
First Data Corp, 2024 Dollar Term Loan, LIBOR + 2.50%	3.81	4/26/24	3,905,550	[b]	3,912,053
Fortress, Initial Term Loan, LIBOR + 1.38%	2.65	6/10/22	1,225,000	[b]	1,237,709
Harland Clarke Holdings, Tranche B-5 Term Loan, LIBOR + 6.00%	7.31	12/31/19	1,321,299	[b]	1,330,878
Harland Clarke Holdings, Tranche B6 Term Loan, LIBOR + 5.50%	6.82	2/4/22	4,893,241	[b]	4,922,820
HUB International, Initial Term Loan, LIBOR + 3.00%	4.56	9/18/20	6,784,891	[b]	6,819,799
Ion Trading Finance, First Lien Tranche B-1 Term Loan, LIBOR + 2.75%	4.32	6/10/21	1,035,387	[b]	1,031,934
Ion Trading Finance, Term B Loan, EURIBOR + 2.75%	4.00	6/10/21	1,209,570	[b]	1,456,510
Sedgwick Claims Management Services, First Lien Term Loan, LIBOR + 2.75%	4.07	2/11/21	1,653,635	[b]	1,657,918
Sedgwick Claims Management Services, Second Lien Term Loan, LIBOR + 5.75%	7.07	2/11/22	1,250,000	[b]	1,259,375
Sedgwick Claims Management Services, Second Lien Term Loan, LIBOR + 5.75%	7.05	2/28/22	1,000,000	[b]	1,005,000
Sedgwick Claims Management Services, Term Loan, LIBOR + 3.25%	4.54	2/28/21	1,064,250	[b]	1,068,507
SS&C European Holdings Sarl, 2017 Refinancing Term B-2 Loan, LIBOR + 2.25%	3.57	7/8/22	37,491	[b]	37,699
SS&C Technologies, 2017 Refinancing Term B-1 Loan, LIBOR + 2.25%	3.57	7/8/22	718,879	[b]	722,858
Tempo Acquisition, Initial Term Loan, PRIME + 2.00%	4.31	4/19/24	1,950,000	[b]	1,958,775
USI, Initial Term Loan, LIBOR + 3.00%	4.32	4/5/24	4,150,000	[b]	4,134,873
York Risk Services Holding, Initial Term Loan, LIBOR + 3.75%	5.05	10/1/21	4,117,716	[b]	4,070,095
				56,408,990
Food & Drug Retail - .6%
Albertson's, Replacement 2017-1 Term B-4 Loan, LIBOR + 2.75%	4.05	8/25/21	1,378,180	[b]	1,341,507
Albertson's, Replacement 2017-1 Term B-6 Loan, LIBOR + 3.00%	4.30	6/22/23	3,590,628	[b]	3,500,108

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Food & Drug Retail - .6% (continued)
BJ's Wholesale Club, Tranche B Term Loan, LIBOR + 3.75%	5.06	1/26/24	448,875	[b]	434,046
				5,275,661
Food Products - 1.6%
Alphabet Holding Co., First Lien Term Loan, LIBOR + 3.50%	4.81	9/15/24	3,800,000	[b]	3,779,822
Alphabet Holding Co., Second Lien Term Loan, LIBOR + 7.75%	9.06	9/15/25	1,600,000	[b]	1,594,672
Atkins Nutritionals Holdings, Initial Term Loan, LIBOR + 4.00%	5.31	6/21/24	2,400,000	[b]	2,421,000
Del Monte Foods, Second Lien Initial Term Loan, LIBOR + 7.25%	8.56	7/26/21	1,000,000	[b]	591,665
Hostess Brands, 2017 Refinancing Term B Loan, LIBOR + 2.50%	3.81	8/3/22	1,234,406	[b]	1,239,498
JBS USA, Tranche B Term Loan, LIBOR + 2.50%	3.28	10/30/22	1,548,020	[b]	1,532,540
Nature's Bounty, Dollar Term B-1 Loan, LIBOR + 3.50%	4.81	5/5/23	2,376,060	[b]	2,381,632
Weight Watchers International, Initial Tranche B-2 Term Loan, LIBOR + 3.25%	4.55	4/2/20	899,625	[b]	881,795
				14,422,624
Food Service - .7%
Advantage Sales & Marketing, First Lien Initial Term Loan, LIBOR + 3.25%	4.56	7/21/21	5,758,821	[b]	5,557,982
Advantage Sales & Marketing, Second Lien Initial Term Loan, LIBOR + 6.50%	7.82	7/21/22	818,708	[b]	755,004
				6,312,986
Health Care - 6.5%
Air Medical Group Holdings, 2016 New Term Loan, LIBOR + 4.00%	5.31	4/28/22	3,450,000	[b]	3,404,287
Air Medical Group Holdings, Initial Term Loan, LIBOR + 3.25%	4.55	4/28/22	3,275,870	[b]	3,189,190
Air Methods, Initial Term Loan, LIBOR + 3.50%	4.81	4/12/24	4,548,409	[b]	4,437,542
Auris Luxembourg III, Facility B7 Term Loan, LIBOR + 3.00%	4.32	1/17/22	1,466,325	[b]	1,470,915
Catalent Pharma Solutions, Dollar Term Loan, LIBOR + 2.75%	4.07	5/7/21	1,682,821	[b]	1,694,214
Change Healthcare Holdings, Closing Date Term Loan, LIBOR + 2.75%	4.07	2/3/24	3,042,375	[b]	3,046,558
CHG Healthcare Services, New Term Loan (First Lien), LIBOR + 3.25%	4.56	6/7/23	2,147,813	[b]	2,167,723
HCA, Tranche B-8 Term Loan, LIBOR + 2.25%	3.56	2/15/24	995,006	[b]	1,001,051
Immucor, Term Loan B-3, LIBOR + 5.00%	6.31	6/25/21	1,725,000	[b]	1,751,953
Jaguar Holding Co II, 2017 Term Loan, LIBOR + 2.75%	4.07	8/18/22	5,992,854	[b]	6,016,556

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Health Care - 6.5% (continued)
Mallinckrodt International Finance, 2017 Term B Loan, LIBOR + 2.75%	4.07	9/24/24	3,275,297	[b]	3,284,255
MPH Acquisition Holdings, Initial Term Loan, LIBOR + 3.00%	4.32	5/25/23	2,443,014	[b]	2,456,499
NVA Holdings, Second Lien Term Loan, LIBOR + 7.00%	8.32	8/14/22	275,000	[b]	277,750
NVA Holdings, Term B-2 Loan (First Lien), LIBOR + 3.50%	4.82	8/14/21	156,656	[b]	157,635
Onex Carestream Finance, First Lien Term Loan, LIBOR + 4.00%	5.32	6/7/19	298,826	[b]	299,013
Parexel, Term Loan B, LIBOR + 3.00%	4.27	8/9/24	4,550,000	[b]	4,566,494
Surgery Partners, Term Loan B, LIBOR + 3.25%	4.25	6/20/24	3,685,000	[b]	3,658,118
Team Health Holdings, Term Loan, LIBOR + 2.75%	3.75	1/12/24	1,645,875	[b]	1,629,416
Tecomet, Term Loan, LIBOR + 3.75%	4.75	4/18/24	4,407,223	[b]	4,436,156
UIC Merger Sub, First Lien Term Loan, LIBOR + 3.25%	4.56	8/28/24	4,090,000	[b]	4,098,957
Valeant Pharmaceuticals International, Term Loan, LIBOR + 4.75%	6.04	3/11/22	6,500,827	[b]	6,619,012
				59,663,294
Home Furnishing - .3%
Comfort Holding, Term Loan, LIBOR + 4.75%	6.06	2/2/24	2,743,125	[b]	2,557,964
Industrial Equipment - 3.3%
AI Mistral, First Lien Initial Term Loan, LIBOR + 3.00%	4.00	1/27/24	3,167,062	[b]	3,149,248
Duravant, Second Lien Delayed Draw Term Loan, LIBOR + 7.25%	8.25	7/25/25	192,021	[b]	193,701
Dynacast International, First Lien Tranche B-1 Term Loan, LIBOR + 3.25%	4.80	1/28/22	4,081,984	[b]	4,096,026
Engineered Machinery Holdings, First Lien Delayed Draw Term Loan , LIBOR + 3.25%	4.56	7/25/24	204,204	[b]	204,395
Engineered Machinery Holdings, First Lien Initial Term Loan, LIBOR + 3.25%	4.56	7/25/24	1,570,796	[b]	1,572,273
Engineered Machinery Holdings, Second Lien Initial Term Loan, LIBOR + 7.25%	8.56	7/25/25	1,612,979	[b]	1,627,092
Filtration Group, First Lien Initial Term Loan, LIBOR + 3.00%	4.55	11/13/20	3,596,088	[b]	3,618,114
Gardner Denver, Initial Term Loan, LIBOR + 2.75%	4.56	7/23/20	1,676,563	[b]	1,678,039
Hayward Industries, Initial Term Loan, LIBOR + 3.50%	4.81	7/18/24	3,125,000	[b]	3,145,516

18

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Industrial Equipment - 3.3% (continued)
Lineage Logistics, Term Loan, LIBOR + 3.50%		4.81	3/31/21	4,247,234	[b]	4,261,186
Navios Maritime Partners, Initial Term Loan, LIBOR + 5.00%		6.00	9/4/20	2,073,750	[b]	2,071,158
Navios Maritime Partners, Term Loan, LIBOR + 4.50%		5.77	6/15/20	1,271,644	[b]	1,271,644
Penn Engineering & Manufacturing, Tranche B Term Loan, LIBOR + 2.75%		4.05	6/13/24	1,950,000	[b]	1,957,615
XPO Logistics, Refinancing Term Loan, LIBOR + 2.25%		3.57	11/1/21	1,806,286	[b]	1,811,380
					30,657,387
Leisure Goods/Activities/Movies - 3.6%
Alpha Topco, Facility B3 Term Loan, LIBOR + 3.25%		4.56	7/30/21	5,080,132	[b]	5,119,275
Centerplate, Tranche A Term Loan, LIBOR + 3.75%		5.07	11/27/19	3,735,875	[b]	3,745,215
ClubCorp Club Operations, Amended Term B Loan, LIBOR + 2.75%		4.06	12/15/22	2,518,088	[b]	2,508,016
Cyan Blue Holdco 3, Term Loan B, LIBOR + 4.50%	GBP	5.77	7/26/24	1,000,000	[b]	1,303,198
Deluxe Entertainment Services Group, Initial Term Loan, LIBOR + 5.50%		6.81	2/25/20	3,312,429	[b]	3,324,850
Lions Gate Entertainment, Tranche B Term Loan, LIBOR + 3.00%		3.77	10/13/23	3,558,047	[b]	3,592,880
NPC International, First Lien Initial Term Loan, LIBOR + 3.50%		4.81	3/29/24	2,925,000	[b]	2,946,937
Sabre GLBL, 2017 Incremental Term B Loan, LIBOR + 2.75%		4.07	2/16/24	4,294,705	[b]	4,316,866
Technicolor, First Incremental US Term Loan, LIBOR + 2.75%		3.95	12/6/23	2,388,000	[b]	2,385,015
William Morris Endeavor Entertainment, First Lien Term Loan, LIBOR + 3.25%		4.57	3/19/21	3,705,986	[b]	3,730,538
					32,972,790
Lodging & Casinos - 2.2%
American Casino & Entertainment Properties, Term Loan, LIBOR + 3.25%		4.56	7/7/22	590,169	[b]	592,017
Boyd Gaming, Refinancing Term B Loan, LIBOR + 2.50%		3.80	9/15/23	1,125,788	[b]	1,129,526
Eldorado Resorts, Initial Term Loan, LIBOR + 2.25%		3.56	3/15/24	3,092,250	[b]	3,082,587
Greektown Holdings, Initial Term Loan, LIBOR + 3.00%		4.32	3/21/24	3,600,000	[b]	3,601,692
MGM Growth Properties, Tranche B Term Loan, LIBOR + 2.25%		3.56	4/7/23	385,125	[b]	386,463
Scientific Games International, Term B-4 Loan, LIBOR + 3.25%		4.56	8/14/24	7,650,000	[b]	7,721,260
Station Casinos, Tranche B Facility Loan, LIBOR + 2.50%		3.81	5/25/23	358,751	[b]	358,943

19

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Lodging & Casinos - 2.2% (continued)
Travelport Finance Luxembourg Sarl, Term D Loan, LIBOR + 2.75%		4.06	9/2/21	2,854,226	[b]	2,854,683
					19,727,171
Nonferrous Metals/Minerals - 1.3%
Big River Steel, Term Loan B, LIBOR + 5.00%		6.00	8/15/23	3,571,471	[b]	3,625,043
Global Brass and Copper, Initial Term Loan, LIBOR + 3.25%		4.50	6/16/23	918,063	[b]	926,096
Oxbow Carbon, Second Lien Initial Term Loan, LIBOR + 7.00%		8.31	1/18/20	1,600,000	[b]	1,607,000
Oxbow Carbon, Tranche B Term Loan, LIBOR + 3.50%		4.81	1/19/20	1,940,438	[b]	1,959,852
Peabody Energy, Term Loan (2017), LIBOR + 4.50%		5.80	2/8/22	3,631,293	[b]	3,668,514
					11,786,505
Oil & Gas - 1.7%
BCP Raptor, Initial Term Loan, LIBOR + 4.25%		5.57	6/7/24	3,450,000	[b]	3,483,051
Brand Energy & Infrastructure Services, Initial Term Loan, LIBOR + 4.25%		5.54	6/14/24	6,325,000	[b]	6,353,115
California Resources, Term Loan, LIBOR + 10.38%		11.38	12/31/21	2,000,000	[b]	2,126,660
Gavilan Resources, Second Lien Initial Term Loan, LIBOR + 6.50%		7.32	2/24/24	4,115,000	[b]	3,898,962
					15,861,788
Publishing - 1.9%
Information Resources, First Lien Initial Term Loan, LIBOR + 4.25%		5.49	12/20/23	478,800	[b]	483,289
Information Resources, Initial Term Loan (Second Lien), LIBOR + 8.25%		9.49	12/20/24	1,295,000	[b]	1,297,428
Polyconcept North America Holdings, First Lien Term Loan, LIBOR + 5.25%		6.57	8/10/23	1,865,900	[b]	1,877,562
Pre-Paid Legal Services, First Lien Term Loan, LIBOR + 5.25%		6.55	7/1/19	1,322,666	[b]	1,334,649
Redtop Acquisitions, First Lien Initial Euro Term Loan, LIBOR + 3.00%	EUR	4.75	12/22/20	1,000,000	[b]	1,194,805
SESAC Holdco II, First Lien Initial Term Loan, LIBOR + 3.25%		4.57	2/13/24	2,992,500	[b]	2,992,500
Springer Science+Business Media, Initial B11 Term Loan, EURIBOR + 3.25%	EUR	3.75	8/14/20	2,977,538	[b]	3,556,885
Trader Corporation, Senior Secured First Lien 2017 Refinancing Term Loan, LIBOR + 3.25%		4.54	9/28/23	4,821,250	[b]	4,824,263
					17,561,381

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Radio & Television - 3.9%
AVSC Holding, First Lien Initial Term Loan, LIBOR + 3.50%	4.81	4/25/24	4,071,437	[b]	4,086,705
CBS Radio, Tranche B Term Loan, LIBOR + 3.50%	4.81	10/6/23	675,495	[b]	680,845
Creative Artists Agency, Amendment No 6 Refinancing Term Loan, LIBOR + 3.50%	4.82	2/10/24	6,171,992	[b]	6,219,579
Global Eagle Entertainment, Initial Term Loan, LIBOR + 7.00%	8.30	12/22/22	3,527,812	[b]	3,427,270
Gray Television, Tranche B Term Loan, LIBOR + 2.50%	3.80	2/2/24	1,741,250	[b]	1,747,127
ION Media Networks, Term B-3 Loan, LIBOR + 3.00%	4.32	12/18/20	6,150,000	[b]	6,173,062
Mission Broadcasting, Tranche B Term Loan, LIBOR + 2.50%	4.31	9/26/23	113,060	[b]	113,413
MTL Publishing, Term B-5 Loan, LIBOR + 2.50%	3.81	8/21/23	2,400,386	[b]	2,409,735
Nexstar Broadcasting, Tranche B Term Loan, LIBOR + 2.50%	4.31	9/26/23	1,268,780	[b]	1,272,745
Sinclair Television, Tranche B Term Loan, LIBOR + 2.25%	3.55	1/3/24	758,450	[b]	760,464
Townsquare Media, Term B Loan, LIBOR + 3.00%	4.31	4/1/22	1,955,367	[b]	1,962,700
Tribune Media Company, Tranche C Term Loan, LIBOR + 3.00%	4.31	1/26/24	3,120,981	[b]	3,133,340
Univision Communications, 2017 Replacement Term Loan, LIBOR + 2.75%	4.02	3/15/24	3,558,892	[b]	3,536,097
				35,523,082
Retailers - 3.7%
Bass Pro Group, Asset-Sale Term Loan, LIBOR + 4.75%	6.02	5/15/18	500,000	[b]	502,190
Bass Pro Group, Initial Term Loan, LIBOR + 5.00%	6.27	11/5/23	2,356,000	[b]	2,241,157
CWGS Group, Tranche B Term Loan, LIBOR + 3.75%	5.02	11/3/23	5,124,250	[b]	5,170,163
Dollar Tree, Term B-2 Loan	4.25	3/9/22	2,500,000		2,536,462
Floor & Decor Outlets of America, Initial Term Loan (Repriced), LIBOR + 3.50%	4.80	9/30/23	471,080	[b]	472,847
Harbor Freight Tools USA, Initial Term Loan, LIBOR + 3.25%	4.56	8/16/23	1,473,750	[b]	1,481,583
Leslie's Poolmart, Tranche B Term Loan, LIBOR + 3.75%	5.07	8/9/23	4,190,352	[b]	4,198,649
LSF9 Atlantis Holdings, Senior Lien Term Loan, LIBOR + 6.00%	7.31	4/21/23	3,065,000	[b]	3,083,513
PetSmart, Tranche B-2 Term Loan, LIBOR + 3.00%	4.30	3/11/22	1,838,238	[b]	1,627,420
Serta Simmons Bedding, First Lien Initial Term Loan, LIBOR + 3.50%	4.81	10/20/23	3,283,500	[b]	3,200,592

21

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Retailers - 3.7% (continued)
Serta Simmons Bedding, Second Lien Initial Term Loan, LIBOR + 8.00%		9.31	10/21/24	2,183,467	[b]	2,122,068
Staples, Term Loan, LIBOR + 4.00%		5.30	8/15/24	6,900,000	[b]	6,874,125
					33,510,769
Surface Transport - 1.2%
Commercial Barge Line Company, Term B Loan, LIBOR + 8.75%		10.07	11/6/20	1,078,125	[b]	863,848
IBC Capital, First Lien Initial Term Loan, LIBOR + 3.75%		5.02	8/5/21	2,939,943	[b]	2,919,128
IBC Capital, Second Lien Term Loan, LIBOR + 7.00%		8.27	9/9/22	1,570,000	[b]	1,499,350
Kenan Advantage, Initial Canadian Term Loan, LIBOR + 3.00%		4.31	7/22/22	633,190	[b]	633,981
Kenan Advantage, Initial U.S. Term Loan, LIBOR + 3.00%		4.27	7/22/22	2,082,971	[b]	2,085,575
Omnitracs, First Lien Term Loan, LIBOR + 3.75%		5.07	10/29/20	656,013	[b]	660,661
OSG Bulk Ships, First Lien Term Loan, LIBOR + 4.25%		5.56	7/22/19	1,581,001	[b]	1,517,761
PODS, Tranche B-2 Term Loan, LIBOR + 3.25%		4.56	2/2/22	592,400	[b]	597,092
					10,777,396
Telecommunications - 4.8%
Asurion, Amendment 14 Replacement B-4 Term Loan, LIBOR + 2.75%		4.06	8/4/22	1,457,137	[b]	1,463,061
Asurion, Replacement B-5 Term Loan, LIBOR + 3.00%		4.31	11/3/23	4,331,339	[b]	4,355,356
Asurion, Second Lien Replacement B-2 Term Loan, LIBOR + 6.00%		7.31	7/14/25	9,485,000	[b]	9,712,261
Avaya, DIP Loan, LIBOR + 7.50%		8.81	1/23/18	1,675,000	[b]	1,707,101
CCC Information Services, Initial Term Loan (First Lien), LIBOR + 3.00%		4.31	3/31/24	1,500,000	[b]	1,500,000
Cincinnati Bell, Tranche B Term Loan, LIBOR + 3.00%		4.32	9/10/20	1,564,466	[b]	1,567,986
Consolidated Communications, Term Loan, LIBOR + 3.00%		4.30	9/29/23	3,706,625	[b]	3,649,284
Digicel International Finance, First Lien Initial Term B Loan, PRIME + 2.75%		5.07	5/10/24	800,000	[b]	809,144
Equinix, Retired - Term B-2 Loan, EURIBOR + 2.50%	EUR	3.25	12/7/23	1,496,250	[b]	1,789,000
Global Tel*Link Corp, First Lien Term Loan, LIBOR + 4.00%		5.06	5/23/20	3,525,000	[b]	3,558,487

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Floating Rate Loan Interests - 84.3% (continued)
Telecommunications - 4.8% (continued)
IPC, First Lien Term B-1 Loan, LIBOR + 4.50%	5.81	8/6/21	1,459,666	[b]	1,392,156
Level 3 Financing, Tranche B 2024 Term Loan, LIBOR + 2.25%	3.57	2/17/24	2,865,000	[b]	2,868,352
Masergy Holdings, 2017 Replacement Term Loan, LIBOR + 3.75%	5.07	12/15/23	497,500	[b]	501,853
Masergy Holdings, Second Lien Initial Term Loan, LIBOR + 8.50%	9.77	12/14/24	1,425,000	[b]	1,442,813
Sprint Communications, Initial Term Loan, LIBOR + 2.50%	3.81	1/31/24	2,771,055	[b]	2,775,752
Transaction Network Services, First Lien Initial Term Loan, LIBOR + 4.00%	5.32	2/15/20	119,175	[b]	120,039
Transaction Network Services, Second Lien Initial Term Loan, LIBOR + 8.00%	9.31	8/14/20	2,124,021	[b]	2,128,004
Zayo Group, 2017 Refinancing B-2 Term Loan, LIBOR + 2.25%	3.56	1/19/24	2,216,384	[b]	2,221,725
				43,562,374
Utilities - 2.8%
Calpine, Term B5 Loan, LIBOR + 2.75%	4.04	5/20/22	1,470,000	[b]	1,467,582
Calpine, Term Loan, LIBOR + 2.75%	4.04	1/15/23	246,250	[b]	246,000
Dayton Power & Light, Term Loan, LIBOR + 3.25%	4.57	8/19/22	582,075	[b]	590,323
Dynegy, Tranche C Term Loan, LIBOR + 3.25%	4.56	6/27/23	1,656,047	[b]	1,661,064
Helix Gen Funding, Term Loan, LIBOR + 3.75%	5.07	3/9/24	6,108,582	[b]	6,176,601
Murray Energy, Term B-2 Loan, LIBOR + 7.25%	8.55	4/9/20	6,573,276	[b]	6,034,497
TEX Operations Company, Initial Term C Loan, LIBOR + 2.75%	4.06	8/4/23	546,093	[b]	546,926
TEX Operations Company, Initial Term Loan, LIBOR + 2.75%	4.06	8/4/23	2,382,435	[b]	2,386,068
TPF II Power, Term Loan, LIBOR + 3.75%	5.30	9/29/21	6,586,989	[b]	6,609,615
				25,718,676
Total Floating Rate Loan Interests (cost $769,616,856)			769,682,061
Description			Shares		Value ($)
Common Stocks - 1.0%
Exchange-Traded Funds - 1.0%
PowerShares Senior Loan Portfolio (cost $9,008,851)			389,000		9,001,460

23

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Other Investment - 10.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $94,487,366)	94,487,366	[e] 94,487,366
Total Investments (cost $943,338,043)	103.6%	945,906,178
Liabilities, Less Cash and Receivables	(3.6%)	(33,116,530)
Net Assets	100.0%	912,789,648

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

PRIME—Prime Lending Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, these securities were valued at $39,620,916 or 4.34% of net assets.

d Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Bank Loans	84.3
Money Market Investment	10.3
Corporate Bonds	7.0
Common Stocks	1.0
Asset-Backed	1.0
103.6

† Based on net assets.

See notes to financial statements.

24

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 8/31/2016 ($)	Purchases ($)	Sales ($)	Value 8/31/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	61,721,980	445,571,164	412,805,778	94,487,366	10.3	560,753

See notes to financial statements.

25

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS August 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Credit Suisse International
United States Dollar	25,282,675	Euro	21,393,000	9/15/17	(204,782)
Gross Unrealized Depreciation					(204,782)

See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	848,850,677	851,418,812
Affiliated issuers	94,487,366	94,487,366
Cash		4,574,725
Cash denominated in foreign currency	15,863	16,250
Receivable for investment securities sold		9,840,385
Dividends and interest receivable		4,249,293
Receivable for shares of Common Stock subscribed		1,689,780
Cash collateral held by broker—Note 4		300,000
Prepaid expenses		52,521
		966,629,132
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		511,893
Payable for investment securities purchased		52,717,711
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		204,782
Payable for shares of Common Stock redeemed		179,251
Accrued expenses		225,847
		53,839,484
Net Assets ($)		912,789,648
Composition of Net Assets ($):
Paid-in capital		935,096,603
Accumulated undistributed investment income—net		1,778,815
Accumulated net realized gain (loss) on investments		(26,462,423)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		2,376,653
Net Assets ($)		912,789,648

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	14,483,099	2,652,174	18,491,800	877,162,575
Shares Outstanding	1,193,722	218,999	1,526,879	72,524,413
Net Asset Value Per Share ($)	12.13	12.11	12.11	12.09

See notes to financial statements.

27

STATEMENT OF OPERATIONS
Year Ended August 31, 2017

Investment Income ($):
Income:
Interest	32,472,428
Dividends:
Unaffiliated issuers	218,286
Affiliated issuers	560,753
Total Income	33,251,467
Expenses:
Management fee—Note 3(a)	4,651,137
Registration fees	117,359
Professional fees	107,324
Directors’ fees and expenses—Note 3(d)	72,537
Shareholder servicing costs—Note 3(c)	61,046
Prospectus and shareholders’ reports	24,327
Distribution fees—Note 3(b)	21,295
Loan commitment fees—Note 2	13,854
Custodian fees—Note 3(c)	9,800
Miscellaneous	276,617
Total Expenses	5,355,296
Less—reduction in expenses due to undertaking—Note 3(a)	(4,552)
Less—reduction in fees due to earnings credits—Note 3(c)	(4,133)
Net Expenses	5,346,611
Investment Income—Net	27,904,856
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,503,787)
Net realized gain (loss) on forward foreign currency exchange contracts	(740,770)
Net Realized Gain (Loss)	(3,244,557)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	4,190,025
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(213,269)
Net Unrealized Appreciation (Depreciation)	3,976,756
Net Realized and Unrealized Gain (Loss) on Investments	732,199
Net Increase in Net Assets Resulting from Operations	28,637,055

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2017	2016
Operations ($):
Investment income—net	27,904,856	20,328,817
Net realized gain (loss) on investments	(3,244,557)	(19,145,146)
Net unrealized appreciation (depreciation) on investments	3,976,756	9,635,237
Net Increase (Decrease) in Net Assets Resulting from Operations	28,637,055	10,818,908
Distributions to Shareholders from ($):
Investment income—net:
Class A	(439,124)	(296,459)
Class C	(76,376)	(50,252)
Class I	(779,372)	(449,533)
Class Y	(25,202,771)	(20,561,835)
Total Distributions	(26,497,643)	(21,358,079)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	12,313,342	1,781,327
Class C	1,469,121	2,104,044
Class I	48,823,802	17,270,859
Class Y	469,824,657	128,060,167
Distributions reinvested:
Class A	418,239	284,561
Class C	73,719	47,028
Class I	661,698	256,498
Class Y	9,010,491	8,384,636
Cost of shares redeemed:
Class A	(5,523,110)	(2,500,994)
Class C	(856,786)	(1,004,639)
Class I	(43,917,071)	(14,612,027)
Class Y	(85,234,090)	(135,458,915)
Increase (Decrease) in Net Assets from Capital Stock Transactions	407,064,012	4,612,545
Total Increase (Decrease) in Net Assets	409,203,424	(5,926,626)
Net Assets ($):
Beginning of Period	503,586,224	509,512,850
End of Period	912,789,648	503,586,224
Undistributed investment income—net	1,778,815	1,817,829

29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	1,016,419	149,914
Shares issued for distributions reinvested	34,514	23,952
Shares redeemed	(454,952)	(212,586)
Net Increase (Decrease) in Shares Outstanding	595,981	(38,720)
Class C
Shares sold	121,518	177,894
Shares issued for distributions reinvested	6,094	3,982
Shares redeemed	(70,735)	(85,164)
Net Increase (Decrease) in Shares Outstanding	56,877	96,712
Class Ia
Shares sold	4,030,579	1,451,443
Shares issued for distributions reinvested	54,699	21,622
Shares redeemed	(3,624,840)	(1,235,985)
Net Increase (Decrease) in Shares Outstanding	460,438	237,080
Class Ya
Shares sold	38,800,687	10,777,628
Shares issued for distributions reinvested	746,227	707,357
Shares redeemed	(7,048,673)	(11,435,254)
Net Increase (Decrease) in Shares Outstanding	32,498,241	49,731

a During the period ended August 31, 2017, 871,441 Class Y shares representing $10,544,135 were exchanged for 870,512 Class I shares and during the period ended August 31, 2016, 151,852 Class Y shares representing $1,799,364 were exchanged for 151,720 Class I shares.

See notes to financial statements.

30

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.06	12.29	12.64	12.50
Investment Operations:
Investment income—net [b]	.44	.47	.48	.38
Net realized and unrealized gain (loss) on investments	.05	(.21)	(.33)	.05
Total from Investment Operations	.49	.26	.15	.43
Distributions:
Dividends from investment income—net	(.42)	(.49)	(.48)	(.29)
Dividends from net realized gain on investments	-	-	(.02)	-
Total Distributions	(.42)	(.49)	(.50)	(.29)
Net asset value, end of period	12.13	12.06	12.29	12.64
Total Return (%)[c]	4.14	2.23	1.28	3.39[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.04	1.04	1.13[e]
Ratio of net expenses to average net assets	1.02	1.04	1.04	1.03[e]
Ratio of net investment income to average net assets	3.61	3.98	3.88	3.17[e]
Portfolio Turnover Rate	97.82	66.45	76.63	51.30[d]
Net Assets, end of period ($ x 1,000)	14,483	7,210	7,824	4,402

a From September 27, 2013 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.04	12.28	12.63	12.50
Investment Operations:
Investment income—net[b]	.35	.38	.39	.28
Net realized and unrealized gain (loss) on investments	.05	(.22)	(.33)	.06
Total from Investment Operations	.40	.16	.06	.34
Distributions:
Dividends from investment income—net	(.33)	(.40)	(.39)	(.21)
Dividends from net realized gain on investments	-	-	(.02)	-
Total Distributions	(.33)	(.40)	(.41)	(.21)
Net asset value, end of period	12.11	12.04	12.28	12.63
Total Return (%)[c]	3.38	1.43	.47	2.73[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.84	1.84	1.98[e]
Ratio of net expenses to average net assets	1.78	1.80	1.80	1.80[e]
Ratio of net investment income to average net assets	2.85	3.22	3.11	2.40[e]
Portfolio Turnover Rate	97.82	66.45	76.63	51.30[d]
Net Assets, end of period ($ x 1,000)	2,652	1,952	803	475

a From September 27, 2013 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

32

	Year Ended August 31,
Class I Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.05	12.28	12.62	12.50
Investment Operations:
Investment income—net[b]	.47	.50	.56	.43
Net realized and unrealized gain (loss) on investments	.05	(.20)	(.36)	.01
Total from Investment Operations	.52	.30	.20	.44
Distributions:
Dividends from investment income—net	(.46)	(.53)	(.52)	(.32)
Dividends from net realized gain on investments	-	-	(.02)	-
Total Distributions	(.46)	(.53)	(.54)	(.32)
Net asset value, end of period	12.11	12.05	12.28	12.62
Total Return (%)	4.47	2.49	1.58	3.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.77	.85[d]
Ratio of net expenses to average net assets	.78	.80	.77	.79[d]
Ratio of net investment income to average net assets	3.87	4.22	4.19	3.40[d]
Portfolio Turnover Rate	97.82	66.45	76.63	51.30[c]
Net Assets, end of period ($ x 1,000)	18,492	12,845	10,187	6,876

a From September 27, 2013 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.03	12.27	12.63	12.50
Investment Operations:
Investment income—net[b]	.47	.51	.51	.36
Net realized and unrealized gain (loss) on investments	.05	(.22)	(.32)	.09
Total from Investment Operations	.52	.29	(.19)	.45
Distributions:
Dividends from investment income—net	(.46)	(.53)	(.53)	(.32)
Dividends from net realized gain on investments	-	-	(.02)	-
Total Distributions	(.46)	(.53)	(.55)	(.32)
Net asset value, end of period	12.09	12.03	12.27	12.63
Total Return (%)	4.51	2.54	1.56	3.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.76	.75	.86[d]
Ratio of net expenses to average net assets	.74	.76	.75	.79[d]
Ratio of net investment income to average net assets	3.91	4.27	4.14	3.41[d]
Portfolio Turnover Rate	97.82	66.45	76.63	51.30[c]
Net Assets, end of period ($ x 1,000)	877,163	481,579	490,699	519,996

a  From September 27, 2013 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Floating Rate Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek high current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (“Alcentra”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

35

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

36

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

37

NOTES TO FINANCIAL STATEMENTS (continued)

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Collateralized Loan Obligations	-	8,750,455	-	8,750,455
Corporate Bonds†	-	63,984,836	-	63,984,836
Exchange-Traded Funds	9,001,460	-	-	9,001,460
Floating Rate Loan Interests†	-	769,682,061	-	769,682,061
Registered Investment Company	94,487,366	-	-	94,487,366
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(204,782)	-	(204,782)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end.

38

At August 31, 2017, there were no transfers between levels of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests ($)
Balance as of 8/31/2016	3,399,819
Realized gain (loss)	(108,031)
Change in unrealized appreciation (depreciation)	121,557
Purchases/issuances	9,034
Sales/dispositions	3,422,379
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 8/31/2017	-
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 8/31/2017	-

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

39

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On August 31, 2017, the Board declared a cash dividend of $.041, $.033, $.044 and $.044 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on September 1, 2017 (ex-dividend date), to shareholders of record as of the close of business on August 31, 2017.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

40

As of and during the period ended August 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,574,033, accumulated capital losses $25,823,619 and unrealized appreciation $1,942,631.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2017. The fund has $6,015,820 of short-term capital losses and $19,807,799 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2017 and August 31, 2016 were as follows: ordinary income $26,497,643 and $21,358,079, respectively.

During the period ended August 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, foreign currency transactions, paydown gains and losses and consent fees, the fund decreased accumulated undistributed investment income-net by $1,446,227 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of

41

NOTES TO FINANCIAL STATEMENTS (continued)

commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from September 1, 2016 through April 20, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded .80% of the value of the fund’s average daily net assets. Dreyfus has also contractually agreed, from April 21, 2017 through January 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the annual fund expenses of none of the classes (excluding certain expenses as described above) exceed .75% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $4,552 during the period ended August 31, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Alcentra, Alcentra serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to

42

shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended August 31, 2017, the Distributor retained $749 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2017, Class C shares were charged $21,295 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2017, Class A and Class C shares were charged $32,537 and $7,098, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2017, the fund was

43

NOTES TO FINANCIAL STATEMENTS (continued)

charged $7,852 for transfer agency services and $207 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $207.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2017, the fund was charged $9,800 pursuant to the custody agreement. These fees were partially offset by earnings credits of $3,926.

During the period ended August 31, 2017, the fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $499,746, Distribution Plan fees $1,831, Shareholder Services Plan fees $3,685, custodian fees $2,319, Chief Compliance Officer fees $4,670 and transfer agency fees $740, which are offset against an expense reimbursement currently in effect in the amount of $1,098.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2017, amounted to $1,035,635,968 and $661,333,322, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the

44

accompanying Statement of Investments. At August 31, 2017, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended August 31, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at August 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

45

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2017:

Average Market Value ($)
Forward contracts	18,836,300

At August 31, 2017, the cost of investments inclusive of derivative contracts for federal income tax purposes was $943,976,847; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,724,549, consisting of $7,115,044 gross unrealized appreciation and $5,390,495 gross unrealized depreciation.

46

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Floating Rate Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments, investments in affiliated issuers, and foreign currency exchange contracts, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Floating Rate Income Fund as of August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2017

47

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 83.59% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends and capital gains distributions paid for the 2017 calendar year on Form 1099-DIV which will be mailed in early 2018.

48

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 130

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

49

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 83

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J. Tomlinson Fort, Emeritus Board Member

50

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 130 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 155 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

51

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 155 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 155 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 59 investment companies (comprised of 150 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

52

NOTES

53

For More Information

Dreyfus Floating Rate Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DFLAX Class C: DFLCX Class I: DFLIX Class Y: DFLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6240AR0817

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $87,100 in 2016 and $89,310 in 2017.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,100 in 2016 and $10,405 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,600 in 2016 and $5,800 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,018,000 in 2016 and $20,552,000 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 27, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    October 27, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)